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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the Quarterly Report on Form 10-Q of DoubleClick Inc. (the "Company") for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kevin P. Ryan, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ KEVIN P. RYAN
                                    -----------------
                                    Kevin P. Ryan
                                    Chief Executive Officer

Dated: August 11, 2003

        A signed original of this written statement required by Section 906 has been provided to DoubleClick Inc. and will be retained by DoubleClick and furnished to the Securities and Exchange Commission or its staff upon request.



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